Note 9 - Commitments, Contingencies and Other	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
Note 9:       Commitments, Contingencies and Other

Broadcast film rights

Over the next six years, the Company is committed to purchase approximately $13.4 million of program rights that are not currently available for broadcast, including programs not yet produced.  If such programs are not produced, the Company's commitment would expire without obligation.

Network affiliation agreements

Late in 2012, the Company executed a new network affiliation agreement with NBCUniversal Media, LLC (NBC).  The terms of the agreement are retroactive to January 1, 2012 and expire on December 31, 2015.  Under the agreement, NBC provides programming in the given markets consistent with current practices and subject to certain local preemptions in addition to those mandated by FCC rules and regulations.  The Company is required to make certain cash payments to NBC for inventory management, NBC News Channel, distribution, Olympics and NFL programming, consistent with the past agreements.  In addition, the agreement requires the Company’s NBC affiliates to pay a variable fee, quarterly, which is dependent on each station’s cable and satellite monthly retransmission revenue.

As indicated above, the terms of the agreement, including the referenced quarterly fee, are retroactive to January 1, 2012.  The Company accrued for this fee in 2012 and will pay NBC approximately $11 million for the new fee in early 2013.  The amounts payable in future years will be dependent on future subscriber counts and the amount of retransmission revenues received by the Company.

The Company’s network affiliation agreement with ABC expires in June 2014 and its network affiliation agreements with CBS begin to expire in December 2014.  The Company anticipates that it will be required to pay commercially reasonable fees to ABC and CBS once it renews the respective affiliation agreements.

Lease obligations

The Company rents certain facilities and equipment under operating leases.  These leases extend for varying periods of time ranging from one year to more than fifteen years and in many cases contain renewal options.  Total rental expense for continuing operations amounted to $2.6 million in both 2012 and 2011 and $2.2 million in 2010.  Minimum rental commitments for continuing operations under operating leases with noncancelable terms in excess of one year are as follows: 2013 – $2.3 million; 2014 – $1.7 million; 2015 – $1.3 million; 2016 – $1.3 million; 2017 – $1.3 million; subsequent years – $6.8 million.

Barter transactions

The Company engages in barter transactions primarily for its television air time and recognized revenues and expenses of $10.1 million, $9.8 million, and $9.5 million in 2012, 2011 and 2010, respectively.

Interest

In 2012, 2011 and 2010, the Company's interest expense related to continuing operations was $78 million, $64.4 million (net of $.5 million capitalized), and $65.6 million.  Interest paid during 2012, 2011 and 2010, net of amounts capitalized, was $69.3 million, $61.5 million, and $53.6 million, respectively.

Other current assets

Other current assets included program rights of $7.6 million and $7.4 million at December 31, 2012 and December 25, 2011, respectively.

Other assets

Other assets included assets held for sale of $3.7 million and $4.3 million at December 31, 2012 and December 25, 2011, respectively.

Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

(In thousands)	2012	2011
Payroll and employee benefits	$23,791	$19,578
Interest	13,221	14,199
Interest - related party	90	-
Program rights	7,518	6,978
Accrued NBC network fees	11,207	-
Other	8,535	5,717
Total	$64,362	$46,472

Exit and disposal costs

The Company accrues severance expense when payment of benefits is both probable and the amount is reasonably estimable.  The Company recorded severance expense from continuing operations of $3.5 million, $.7 million, and $1.0 million for 2012, 2011, and 2010 respectively.  The Company records severance expense related to corporate terminations in the “Corporate expense and other” line item on the Consolidated Statements of Operations.  Severance costs related to television stations are reflected in either the “Station production expense” or the “Station selling, general and administrative expense” line items depending on the type of position eliminated.  The majority of the severance expense incurred in 2012 was due to a corporate reduction-in-force of 75 positions that was announced in July and was recorded in the “Corporate expense and other” line on the Consolidated Statements of Operations.   Workforce reductions in 2011 and 2010 were in response to economic weakness and the Company’s continuing efforts to align its costs with available revenues.  Accrued severance costs related to continuing operations are included in the “Accrued expenses and other liabilities” line item on the Consolidated Balance Sheet.  The Company began 2011 with approximately $250 thousand in accrued severance.  It expensed nearly $750 thousand and paid out a little over $800 thousand to leave about $200 thousand at the end of 2011.  Following $3.5 million in new accruals and $3.2 million of payments, the liability for severance was $500 thousand as of December 31, 2012.

As a result of the corporate restructuring described above, the Company has vacated one of its two remaining headquarters buildings in Richmond, Virginia.  In 2012, the Company wrote down the carrying value of this building to its estimated fair value of $2.9 million which resulted in a loss of $2 million recorded in the “(Gain) loss related to fixed assets, net” line on the Consolidated Statement of Operations.  The Company considered relevant market data to estimate the fair value of the building, representing Level 2 under the fair value hierarchy.

Postemployment and disability benefits

The Company provides continued salary, medical, and life insurance benefits to eligible employees who have become disabled and COBRA benefits for certain terminated employees.  Under plan amendments that were executed in 2012, the Company will outsource medical coverage for substantially all Medicare eligible participants to a third party effective March 1, 2013 and provide participants a flat dollar benefit to use toward purchasing their own coverage.  Due primarily to these plan amendments, the Company recorded a reduction in its liability of approximately $5 million in 2012 in the “Corporate expense and other” line on the Consolidated Statement of Operations.  As a result of these changes, the Company will no longer be eligible to receive a Medicare subsidy from the federal government.